UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2008


                        NAVIDEC FINANCIAL SERVICES, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


  Colorado                        000-51139                  13-4228144
  ------------------              ----------------           ------------------
  (State or other                 (Commission                (IRS Employer
  jurisdiction of                 File Number)               Identification No.)
  incorporation)

                          456 Madison, Denver, CO 80206
                          -----------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (303) 222-1000
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))



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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         Effective July 1, 2008, the Company appointed Jolee Henry as a director.

         JOLEE R. HENRY. Ms. Henry, 53, serves as a Director of the Company. Ms. Henry was previously married to, John R. McKowen, the CEO and President of the Company. Ms. Henry currently is a licensed therapist in the State of Colorado and nationally. Ms. Henry has founded, developed and operated or sold three separate startup companies. From 1984 to 1991, Ms. Henry founded and operated a company called Jules's Books, which was the first children's book publisher to create and nationally distribute pre-reading plasticized children's natural history picture books to museums and other public history outlets. From 1989 to 1996, Ms. Henry founded and operated a company called Forever Pesto which created, manufactured and nationally distributed proprietary pesto products to sales outlets like City Markets, Vaughn's, Safeway and Dean & Deluca. In 1995, Ms. Henry developed, obtained a provisional patent and sold a natural zinc lollipop concept called Zinky-Pop. Ms. Henry currently holds an active real estate license from the State of Colorado.

         Ms. Henry earned a BA from Arizona State University, 1977 and a Master's Degree from the University of Northern Colorado, 2001. Both degrees are in Psychology and Community Counseling.

         Ms. Henry currently is a member of the National Board of Certified Counselors, the Colorado Association for Psychotherapists, Association for Death Education and Counseling, Hospice of Metro Denver, the American Society of Clinical Hypnosis, the National Board of Certified Clinical Hypnotherapist, and the American Counseling Association.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 27, 2008                  NAVIDEC FINANCIAL SERVICES, INC.




                                       By:   /s/ John R. McKowen
                                             -----------------------------------
                                             John R. McKowen, CEO